Exhibit 99.1

CALMAN TECHNOLOGY LIMITED

AUDITED FINANCIAL STATEMENTS

YEARS ENDED SEPTEMBER 30, 2022 AND 2021

CALMAN TECHNOLOGY LIMITED
AUDITED FINANCIAL STATEMENTS
YEARS ENDED SEPTEMBER 30, 2022 AND 2021

Page
INDEPENDENT AUDITORS’ REPORT	1-2

FINANCIAL STATEMENTS:

Balance Sheets	3

Statements of Earnings	4

Statements of Stockholders’ Equity	5

Statements of Cash Flows	6

Notes to Financial Statements	7-9

INDEPENDENT AUDITORS’ REPORT

To The Stockholders

Calman Technology Limited

Irvine, Ayrshire, United Kingdom

Opinion

We have audited the financial statements of Calman Technology Limited, which comprise the balance sheets as of September 30, 2022 and 2021, and the related statements of earnings, stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Calman Technology Limited as of September 30, 2022, and 2021, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Calman Technology Limited, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Calman Technology Limited’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Calman Technology Limited’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Calman Technology Limited’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ LMHS, P.C.

Norwell, Massachusetts

June 2, 2023

CALMAN TECHNOLOGY LIMITED

BALANCE SHEETS

SEPTEMBER 30, 2022 AND 2021

	2022	2021
ASSETS
CURRENT ASSETS:
Cash	$1,432,344	$1,337,648
Accounts Receivable	465,867	502,503
Inventory	566,767	153,808
Prepaid Expenses and Other	16,656	23,017
	2,481,634	2,016,976

PROPERTY AND EQUIPMENT:
Furniture and Fixtures	40,706	49,125
Leashold Improvements	42,650	51,470
Machinery and Equipment	687,324	826,540
	770,680	927,135
Accumulated Depreciation	(620,524)	(700,827)
	150,156	226,308
	$2,631,790	$2,243,284

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Current Portion of Long-Term Debt	$33,510	$20,220
Accounts Payable and Accrued Expenses	349,535	225,032
Corporate Income Taxes Payable	263,238	148,779
Due To Officers	-	280,873
	646,283	674,904

LONG-TERM LIABILITIES:
Long-Term Debt, Net of Current Portion	117,285	181,980

STOCKHOLDERS' EQUITY:
Common Stock, Par Value GB£1; 100,000 Shares Authorized, 43,199 Issued and Outstanding	58,232	58,232
Additional Paid-In Capital	30,534	30,534
Retained Earnings	2,127,848	1,250,021
Accumulated Other Comprehensive Income (Loss)	(348,392)	47,613
	1,868,222	1,386,400
	$2,631,790	$2,243,284

See Notes to Financial Statements

CALMAN TECHNOLOGY LIMITED

STATEMENTS OF EARNINGS

YEARS ENDED SEPTEMBER 30, 2022 AND 2021

	2022	2021
NET SALES	$3,351,865	$2,795,888

COST OF GOODS SOLD:
Purchases, Net	775,946	810,307
Consumables	8,152	9,566
	784,098	819,873

GROSS PROFIT	2,567,767	1,976,015

OPERATING AND ADMINISTRATIVE EXPENSES:
Salaries, Wages, and Benefits	746,193	736,566
General and Administrative Expenses	281,123	273,022
	1,027,316	1,009,588

EARNINGS FROM OPERATIONS	1,540,451	966,427

OTHER INCOME AND (EXPENSE):
Interest Income	801	1,119
Other Income	1,056	-
Interest Expense	(3,458)	-
Gain on Foreign Currency Transactions	6,848	440
	5,247	1,559

EARNINGS BEFORE INCOME TAXES	1,545,698	967,986

INCOME TAXES	301,620	151,063

NET EARNINGS	$1,244,078	$816,923

See Notes to Financial Statements

CALMAN TECHNOLOGY LIMITED

STATEMENTS OF STOCKHOLDERS' EQUITY

YEARS ENDED SEPTEMBER 30, 2022 AND 2021

				Accumulated
		Additional		Other
	Common	Paid-In	Retained	Comprehensive
	Stock	Capital	Earnings	Earnings	Total
Balance, October 1, 2020	$58,232	$30,534	$1,136,374	$9,568	$1,234,708

Comprehensive Income:
Net Earnings	-	-	816,923	-	816,923
Other Comprehensive:
Gain (Loss) on Foreign
Currency Translation	-	-	-	38,045	38,045
Comprehensive Income	-	-	816,923	38,045	854,968

Dividends to Stockholders	-	-	(703,276)	-	(703,276)

Balance, September 30, 2021	58,232	30,534	1,250,021	47,613	1,386,400

Comprehensive Income:
Net Earnings	-	-	1,244,078	-	1,244,078
Other Comprehensive:
Gain (Loss) on Foreign
Currency Translation	-	-	-	(396,005)	(396,005)
Comprehensive Income	-	-	1,244,078	(396,005)	848,073

Dividends to Stockholders	-	-	(366,251)	-	(366,251)

Balance, September 30, 2022	$58,232	$30,534	$2,127,848	$(348,392)	$1,868,222

See Notes to Financial Statements

CALMAN TECHNOLOGY LIMITED

STATEMENTS OF CASH FLOWS

YEARS ENDED SEPTEMBER 30, 2022 AND 2021

	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Earnings	$1,244,078	$816,923
Noncash Items Included in Net Earnings:
Depreciation	45,604	23,741
(Increase) Decrease In:
Accounts Receivable	36,636	(250,682)
Inventory	(412,959)	(22,696)
Prepaid Expenses and Other	6,361	(4,813)
Increase (Decrease) In:
Accounts Payable and Accrued Expenses	124,503	114,510
Corporate Income Taxes Payable	114,459	3,109
Due To Officers	(280,873)	89,488
	877,809	769,580

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property and Equipment	(2,778)	(150,680)

CASH FLOWS FROM FINANCING ACTIVITIES:
New Borrowings:
Long-Term Debt	-	202,200
Debt Reduction:
Long-Term Debt	(51,405)	-
Dividends Paid	(366,251)	(703,276)
	(417,656)	(501,076)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(362,679)	40,356

NET INCREASE (DECREASE) IN CASH	94,696	158,180

CASH - BEGINNING	1,337,648	1,179,468
CASH - ENDING	$1,432,344	$1,337,648

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash Paid During The Year For:
Interest	$3,458	$-
Income Taxes	$301,620	$151,063

See Notes to Financial Statements

CALMAN TECHNOLOGY LIMTIED

NOTES TO FINANCIAL STATEMENTS

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1.	Organization - Calman Technology Limited (“Calman” or the “Company”) is a corporation organized under the laws of the United Kingdom and commenced operations on June 15, 1992.

2.	Operations - The Company, based outside Glasgow, Scotland, has over 25 years of experience in the design and manufacture of membrane keypads, graphic overlays and printed electronics.

3.	Method of Accounting - The Company’s policy is to prepare its financial statements on the accrual method of accounting whereby revenues are recognized when earned and expenses are recognized when incurred. This method of accounting conforms to generally accepted accounting principles (GAAP).

4.	Functional Currency Translation - The functional currency of the Company is the Pound Sterling (£). The assets and liabilities of the Company are translated at year-end rates of exchange, and the statements of earnings and comprehensive income accounts are translated at the average rates of exchange for the period. The resulting translation adjustments are reported as a component of accumulated other comprehensive income within stockholders’ equity. Net foreign currency translation gains/(losses) included in comprehensive income amounted to ($396,005) and $38,045 for the years ended September 30, 2022 and 2021, respectively.

5.	Concentration of Credit Risk - Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of deposits in excess of insured limits and accounts receivable. These risks are managed by maintaining all deposits in high quality financial institutions and obtaining signed sales orders, and/or establishing credit limits with all customers. Management believes that the Company is not exposed to any significant credit risk as a result of these credit concentrations.

6.	Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all highly liquid investments available for current use with an initial maturity of three months or less to be cash equivalents.

7.	Inventory - The Company’s inventory is valued at the lower of cost (first-in, first-out) or market.

8.	Property and Equipment - Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred whereas major betterments are capitalized. Depreciation is computed using the declining balance method over the assets estimated useful life ranging from three to ten years.

9.	Fair Value of Financial Instruments - The Company’s financial instruments include cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, and long-term debt. The recorded values of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate their fair values based on their short-term nature. The recorded values of long-term debt approximate their fair values, as current interest rates approximate market rates.

CALMAN TECHNOLOGY LIMTIED

NOTES TO FINANCIAL STATEMENTS

(Continued)

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

10.	Revenue Recognition - The Company recognizes revenue in accordance with Topic 606 of the Financial Accounting Standards Board Accounting Standards Codification. Revenue from contracts with customers is recognized when, or as, the Company satisfies its performance obligations by transferring goods or services to customers. A good or service is transferred to a customer when, or as, the customer obtains control of that good or service. A performance obligation may be satisfied over time or at a point in time. Revenue from a performance obligation satisfied at a point in time is recognized at the point in time that the Company determines the customer has obtained control over the promised good or service. The amount of revenue recognized reflects the consideration of which the Company expects to be entitled in exchange for the promised goods or services. Revenue is recognized when orders are shipped or services are rendered. All revenue for the years ended September 30, 2022 and 2021 was determined to be performance obligations satisfied at a point in time.

11.	Income Taxes - The Company is obliged to file income tax returns within the United Kingdom. Taxes are provided based upon earnings and tax rates applicable to the Company using the method of accounting described above.

Deferred income taxes are provided for differences in timing in reporting income for financial statement and tax purposes arising principally from differences in the methods of accounting for allowances for bad debts, accrued absences, and depreciation. Bad debts are reported for tax purposes on the direct write-off method and for financial statement purposes on the allowance method. Accrued absences are reported for tax purposes on the cash method and for financial statement purposes on the accrual method. Depreciation is reported for tax purposes over shorter periods of time and at a more accelerated rate than the method for financial statement purposes. Deferred tax assets and liabilities are classified as current or non-current in the accompanying balance sheets, based upon classification of the related asset or liability.

12.	General and Administrative Expenses - These expenses are charged to operations as incurred and are not allocated to cost of sales.

13.	Freight - The Company includes freight in as a component of inventory and freight out as pat of cost of sales.

14.	Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

B.	ACCOUNTS RECEIVABLE:

The Company utilizes the allowance method to account for uncollectible accounts receivable balances. Under the allowance method, an estimate of uncollectible customer balances is made based on the Company’s prior history and other factors such as the credit quality of the customer and economic conditions of the market. Based on these factors, at September 30, 2022 and 2021, no allowances for doubtful accounts were recorded.

C.	INVENTORY, NET:

Inventory, both materials and finished goods, consists primarily of materials and components used in the manufacture and assembly of membrane keypads, graphic overlays, and printed electronics. Inventory was valued at $566,767 and $153,808 on September 30, 2022 and 2021, respectively.

D.	DUE TO OFFICERS:

Amounts due to officers are unsecured, temporary in nature, and non-interest bearing. At September 30, 2022 and 2021, the amounts due to officers were zero, and $280,873, respectively.

CALMAN TECHNOLOGY LIMTIED

NOTES TO FINANCIAL STATEMENTS

(Continued)

E.	CORONAVIRUS BUSINESS INTERRUPTION LOAN:

On March 29, 2021, the Company received loan proceeds from the Bank of Scotland in the amount of $202,200 under the Coronavirus Business Interruption Loan Scheme (CBIL). The CBIL provides for loans to qualifying businesses that have been negatively impacted by COVID-19. The loan bears interest at 3.10%, is unsecured, and matures in May 2027. Monthly installments of approximately $3,370 plus interest commenced in April 2022. At September 30, 2022 and 2021, the amounts outstanding on this loan were $150,795 and $202,200, respectively.

F.	OPERATING LEASES:

The Company leases its manufacturing, distribution and office space in Irvine, Scotland under a lease expiring February 28, 2023. Rent expense for the years ended September 30, 2022 and 2021 amounted to $43,468 and $43,066 respectively. Future minimum lease payments total $16,290 for the year ending September 30, 2023.

G.	ADVERTISING AND BUSINESS PROMOTION:

The Company follows the policy of charging the costs of advertising and business promotion to expense as incurred. For the years ended September 30, 2022 and 2021, advertising costs amounted to $230 and $515, respectively.

H.	RETIREMENT PLAN:

The Company sponsors a mandatory pension for all qualified employees. The Company’s contribution percentage is set by the government of the United Kingdom, currently that percentage is 3%. For the years ended September 30, 2022 and 2021, the Company’s contribution to this plan totaled $14,014 and $13,824, respectively. These amounts are included in Salaries, Wages and Benefits.

I.	MAJOR CUSTOMERS:

For the years ended September 30, 2022 and 2021, the Company had one major customer, to which sales accounted for approximately 61% and 52%, respectively, of the Company’s revenue.

J.	CONTINGENT LIABILITIES:

The Company has certain contingent liabilities and is a party to various claims and actions arising in the ordinary course of business. Management is of the opinion that all such matters are without merit or are of such kind or involve such amounts that unfavorable disposition would not have a material effect on the financial position of the Company.

K.	SUBSEQUENT EVENTS:

Management has evaluated events occurring after the balance sheet date through June 2, 2023, the date on which these financial statements were available to be issued. On March 17, 2023, Interlink Electronics, Inc. acquired all of the Company’s outstanding shares for approximately GB£4,127,000, subject to adjustment based on the extent if any to which Calman’s net working capital at closing is more or less than GB£600,000.